                                                                    EXHIBIT H(9)

                         MAY 2002 AMENDMENT AND CONSENT

          MAY 2002 AMENDMENT AND CONSENT (this "May 2002 Amendment"), dated as of May 3, 2002, among the separate mutual fund portfolios party to the hereinafter defined Credit Agreement (the "Borrowers"), the Additional Borrower as hereinafter defined, the lending institutions from time to time party to the Credit Agreement (the "Banks"), Mellon Bank N.A. and Citibank N.A., as Co-Syndication Agents, Danske Bank A/S, as Co-Agent, BNP Paribas, as Documentation Agent, State Street Bank and Trust company, as Operations Agent, and Deutsche Bank AG, New York Branch, as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :

          WHEREAS, the Borrowers, the Banks, the Co-Syndication Agents, the Co-Agent, and the Agents are parties to a Credit Agreement, dated as of March 11, 1999 (as amended, modified or supplemented to date, the "Credit Agreement"); and

          WHEREAS, pursuant to Section 1.14 of the Credit Agreement, the Investment Adviser has requested the consent of the Banks to the addition of Strategic Partners Mid-Cap Value Fund, a series of Strategic Partners Opportunity Funds (formerly Strategic Partners Series) (the "Additional Borrower") as a Borrower under the Credit Agreement, and the Banks party hereto are willing to grant such consent on the terms and subject to the conditions set forth herein; and

          WHEREAS, subject to and on the terms and conditions set forth in this Amendment, the parties hereto wish to otherwise amend the Credit Agreement as herein provided.

          NOW, THEREFORE, it is agreed:

I Consent Under the Credit Agreement for Inclusion of Additional Borrower and Update of the Schedule of Borrowers.

     1. The Additional Borrower (a) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own analysis and decision to enter into this May 2002 Amendment and to become a Borrower under the Credit Agreement and (b) confirms that it is eligible to be an Additional Borrower under Section 1.14 of the Credit Agreement.

     2. In accordance with Section 1.14 of the Credit Agreement, on and as of the May 2002 Amendment Effective Date (as hereinafter defined), the Additional Borrower shall become a "Borrower" under, and for all purposes of, the Credit Agreement and the other Credit Documents, and the Additional Borrower hereby agrees that it will perform all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Borrower.

     Eligible Transferee and (ii)compliance with the minimum amounts provided in
     Section 12.04(b) of the Credit Agreement.

Any date on which the foregoing provisions of this Section II are satisfied shall be referred to as an "Additional Revolving Credit Commitment Effective Date".

     2. Notwithstanding anything to the contrary contained in this May 2002 Amendment, it is acknowledged and agreed that no Bank shall be required to provide an Additional Revolving Credit Commitment, except to the extent agreed in writing by such Bank with the Borrowers, the Administrative Agent and the Operations Agent.

     3. It is understood and agreed that on each Additional Revolving Credit Commitment Effective Date (and after giving effect thereto), the Commitment of each Bank shall equal (i) in the case of each Bank which had a Commitment prior to an Additional Revolving Credit Commitment Effective Date and which did not provide an Additional Revolving Credit Commitment on such Additional Revolving Credit Commitment Effective Date, an amount equal to its Commitment as in effect immediately prior to the effectiveness of such Additional Revolving Credit Commitment Agreement executed on such date, (ii) in the case of a Bank which had a Commitment prior to such Additional Revolving Credit Commitment Effective Date and which provided an Additional Revolving Credit Commitment on such Additional Revolving Credit Commitment Effective Date, an amount equal to the sum of (x) its Commitment as in effect immediately prior to the effectiveness of the respective Additional Revolving Credit Commitment Agreement executed on such date and (y) the amount of its Additional Revolving Credit Commitment provided on such date and (iii) in the case of any Bank which did not have a Commitment prior to such Additional revolving Credit Commitment Effective Date and which did provide an Additional Revolving Credit Commitment on such Additional Revolving Credit Commitment Effective Date, the amount of its Additional Revolving Credit Commitment provided on such date.

     4. Based on the information contained in the respective Additional Revolving Credit Commitment Agreement and consistent with the requirements set forth above, on each Additional Revolving Credit Commitment Effective date (i)
Schedule II to the Credit Agreement shall be deemed modified to reflect the Commitments (after giving effect to the Additional Revolving Credit Commitments) on a basis consistent with the provisions of the immediately preceding paragraph and (ii) all such Additional Revolving Credit Commitments shall constitute Commitments under and subject to the terms and conditions of the Credit Agreement on the same basis as all previously existing Commitments.

     5. In connection with the foregoing, and upon each Additional Revolving Credit Commitment Effective Date, each Additional Revolving Credit Bank will, to the extent not already a "Bank" under the Credit Agreement, become a "Bank" for all purposes of the Credit Agreement and the other Credit Documents.

the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter.

     2. Section 1.04 of the Credit Agreement is hereby amended by inserting the text "in accordance with Section 1.07 hereof" immediately after the text "each Bank" appearing in the first sentence thereof and deleting the text "the Banks" appearing in such sentence and inserting the text "such Banks".

     3. Section 1.07 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following new Section 1.07 in lieu thereof:

          1.07 Pro Rata Borrowings. (a) Except as otherwise provided in this
Section 1.07, all Borrowings of Revolving Loans under this Agreement shall be incurred from the Banks pro rata on the basis of their respective Commitments.

          (b) Notwithstanding any other provision herein to the contrary, (i) Citibank, N.A., in its capacity as a Bank hereunder, may not and shall not be obligated to make Revolving Loans hereunder to any of the Citibank, N.A. Affected Borrowers; (ii) Deutsche Bank AG, New York and/or Cayman Islands Branches, in its capacity as a Bank hereunder, may not and shall not be obligated to make Revolving Loans hereunder to any of the Deutsche Bank AG Affected Borrowers; and (iii) JPMorgan Chase Bank, in its capacity as a Bank hereunder, may not and shall not be obligated to make Revolving Loans hereunder to any of JPMorgan Chase Bank Affected Borrowers.

          (c) With respect to a Revolving Loan to be made to any of the Citibank, N.A. Affected Borrowers, the portion of such Revolving Loan otherwise allocable to Citibank, N.A., in its capacity as a Bank hereunder, shall be allocated by the Operations Agent to each Bank other than Citibank, N.A. pro rata according to its respective share of the then existing Total Unutilized Commitment, which shall be computed for purposes of this Section 1.07 without including the amount of the Total Unutilized Commitment that otherwise would be allocated to Citibank, N.A., in its capacity as a Bank hereunder; provided that no Bank shall be required to make Revolving Loans in excess of its respective Commitment.

          (d) With respect to a Revolving Loan to be made to any of the Deutsche Bank AG Affected Borrowers, the portion of such Revolving Loan otherwise allocable to Deutsche Bank, New York and/or Cayman Islands Branches, in its capacity as a Bank hereunder, shall be allocated by the Operations Agent to each Bank other than Deutsche Bank, New York and/or Cayman Islands Branches pro rata according to its respective share of the then existing Total Unutilized Commitment, which shall be computed for purposes of this Section 1.07 without including the amount of the Total Unutilized Commitment that otherwise would be allocated to Deutsche Bank AG, New York and/or Cayman Islands Branches, in its capacity as a Bank hereunder; provided that no Bank shall be required to make Revolving Loans in excess of its respective Commitment.

assignments shall be in minimum amounts of $5,000,000 and (iii) the Operations Agent shall receive, at the time of each such assignment, from the assigning or assignor Bank, the payment of a non-refundable fee of $3,500. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitment. At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes, the respective assignee Bank shall, to the extent legally entitled to do so, provide to the Borrowers the forms described in clause (ii) of Section 3.04(b). To the extent that an assignment of all or any portion of a Bank's Commitment and related outstanding Obligations pursuant to this Section 12.04(b) would, at the time of such assignment, result in increased costs under this Agreement, including under Section 1.10, 1.11 or 3.04 from those being charged by the respective assigning Bank prior to such assignment, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

     7. Section 10.01 of the Credit Agreement is hereby amended by replacing the reference of "$50,000,000" appearing in the definition of "Maximum Swingline Amount" with a reference to "$75,000,000" and deleting the definition of "Expiry Date" appearing therein in its entirety and inserting the following definition in lieu thereof:

          "Expiry Date" shall mean May 2, 2003, or such later date to which the same may be extended from time to time in accordance with the provisions of
Section 1.13 of this Agreement.

     8. Section 10.01 of the Credit Agreement is hereby further amended by deleting the definition of "Agents" appearing therein in its entirety and inserting the following definition in lieu thereof:

          "Agents" shall mean, collectively, the Operations Agent and the Aministrative Agent, and in no event shall include any Co-Agent, any Co-Syndication Agent or any Documentation Agent.

     9. Section 10.01 of the Credit Agreement is hereby further amended by inserting the following definitions in such Section in appropriate alphabetical order:

          "Bank Affiliate" shall mean, with respect to any Bank, (i) an entity that controls, is controlled by or is under common control with such Bank or
(ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by such Bank or an entity that controls, is controlled by or is under common control with such Bank.

          "Citibank N.A. Affected Borrowers" shall mean each of the Borrowers listed on Schedule IA hereto.

them, may now have or may have in the future under or in connection with the Credit Agreement, any other Credit Document or any of the instruments or agreements referred to therein. On and after the May 2002 Amendment Effective Date, all references to the Credit Agreement in any Credit Document shall be deemed to be references to the Credit Agreement as amended hereby.

     3. This May 2002 Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Agents.

     4. This May 2002 Amendment shall become effective on the date (the "May 2002 Amendment Effective Date") when the Borrowers and each of the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: Scott Waldbaum: Facsimile No.: (212) 354-8113.

                                      * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this May 2002 Amendment to be duly executed and delivered on its behalf of as of the date first above written.


                                        AUTHORIZED OFFICER, on behalf
                                         of each Borrower

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        AUTHORIZED OFFICER, on behalf
                                         of the each Additional Borrower

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        DEUTSCHE BANK AG, NEW YORK
                                         BRANCH, as Administrative Agent

                                        By /s/ Gayma Z. Shivnarain
                                           ----------------------------
                                           Name: Gayma Z. Shivnarain
                                           Title: Director

                                        By /s/ Nicolas Rueda
                                           ----------------------------
                                           Name: Nicolas Rueda
                                           Title: Associate

                                        DEUTSCHE BANK AG, NEW YORK
                                         AND/OR CAYMAN ISLANDS
                                         BRANCHES

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        STATE STREET BANK AND TRUST
                                         COMPANY, Individually and as
                                         Operations Agent

                                        By /s/ Anne Marie Gualtieri
                                           ----------------------------
                                           Name: ANNE MARIE GUALTIERI
                                           Title: VICE PRESIDENT

                                        CITIBANK,N.A., Individually
                                         and as Co-Syndication Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        MELLON BANK N.A., Individually
                                         and as Co-Syndication Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        BNP Paribas

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        DEUTSCHE BANK AG, NEW YORK
                                         AND/OR CAYMAN ISLANDS
                                         BRANCHES

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        STATE STREET BANK AND TRUST
                                         COMPANY, Individually and as
                                         Operations Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        CITIBANK,N.A., Individually
                                         and as Co-Syndication Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        MELLON BANK N.A., Individually
                                         and as Co-Syndication Agent

                                        By /s/ Marla A. DeYulis
                                           ----------------------------
                                           Name: Marla A. DeYulis
                                           Title: Lending Officer

                                        BNP Paribas

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        DANSKE BANK A/S, Individually
                                         and as Co-Agent

                                        By /s/ George Neofitidis
                                           ----------------------------
                                           Name: GEORGE NEOFITIDIS
                                           Title: VICE PRESIDENT

                                        By /s/ George B. Wendell
                                           ----------------------------
                                           Name: George B. Wendell
                                           Title: Vice President

                                        FLEET NATIONAL BANK

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        JPMORGAN CHASE BANK

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        THE BANK OF NEW YORK

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        DANSKE BANK A/S, Individually
                                         and as Co-Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        FLEET NATIONAL BANK

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        JPMORGAN CHASE BANK

                                        By /s/ MaryBeth Mullen
                                           ----------------------------
                                           Name: MaryBeth Mullen
                                           Title: Vice President

                                        THE BANK OF NEW YORK

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                                                      SCHEDULE I
                                    BORROWERS

 1.  California Income Series, a series of Prudential California Municipal Fund

 2.  California Series, a series of Prudential California Municipal Fund

 3.  Conservative Balanced Portfolio, a series of The Prudential Series Fund,
     Inc.

 4.  Diversified Bond Portfolio, a series of The Prudential Series Fund, Inc.

 5. Diversified Conservative Growth Portfolio, a series of The Prudential Series Fund, Inc.

 6.  Equity Portfolio, a series of The Prudential Series Fund, Inc.

 7.  Flexible Managed Portfolio, a series of The Prudential Series Fund, Inc.

 8.  Florida Series, a series of Prudential Municipal series Fund

 9.  Global Portfolio, a series of The Prudential Series Fund, Inc.

10.  Government Income Portfolio, a series of The Prudential Series Fund, Inc.

11.  High Income Series, a series of Prudential Municipal Bond Fund

12.  High Yield Bond Portfolio, a series of The Prudential Series Fund, Inc.

13.  Insured Series, a series of Prudential Municipal Bond Fund

14.  Intermediate-Term Bond Portfolio, a series of The Target Portfolio Trust

15.  International Bond Portfolio, a series of The Target Portfolio Trust

16.  International Equity Portfolio, a series of The Target Portfolio Trust

17.  Large Capitalization Growth Portfolio, a series of The Target Portfolio
     Trust

18.  Large Capitalization Value Portfolio, a series of The Target Portfolio
     Trust

19.  Mortgage Backed Securities Portfolio, a series of The Target Portfolio
     Trust

20.  Natural Resources Portfolio, a series of The Prudential series Fund, Inc.

21.  New Jersey Series, a series of Prudential Municipal Series Fund

22.  New York Series, a series of Prudential Municipal Series Fund

23. Nicholas-Applegate Growth Equity Fund, a series of Nicholas-Applegate Fund, Inc.

24.  Pennsylvania Series, a series of Prudential Municipal Series Fund

25. Prudential Active Balanced Fund, a series of The Prudential Investment Portfolios, Inc.

26.  Prudential Equity Fund, Inc.

27.  Prudential Europe Growth Fund, Inc.

28.  Prudential Financial Services Fund, a series of Prudential Sector Funds,
     Inc.

29.  Prudential Global Growth Fund, a series of Prudential World Fund, Inc.

30.  Prudential Global Total Return Fund, Inc.

                                                                      SCHEDULE I
                                                                          Page 3

61.  SP Alliance Technology Portfolio, a series of The Prudential Series Fund,
     Inc.

62. SP Balanced Asset Allocation Portfolio, a series of The Prudential Series Fund, Inc.

63. SP Conservative Asset Allocation Portfolio, a series of The Prudential Series Fund, Inc.

64.  SP Davis Value Portfolio, a series of The Prudential Series Fund, Inc.

65. SP Deutsche International Equity Portfolio, a series of The Prudential Series Fund, Inc.

66. SP Growth Asset Allocation Portfolio, a series of The Prudential Series Fund, Inc.

67. SP INVESCO Small Company Growth Portfolio, a series of The Prudential Series Fund, Inc.

68. SP Jennison International Growth Portfolio, a series of The Prudential Series Fund, Inc.

69.  SP Large Cap Value Portfolio, a series of The Prudential Series Fund Inc.

70. SP MFS Capital Opportunities Portfolio, a series of The Prudential Series Fund, Inc.

71.  SP MFS Mid Cap Growth Portfolio, a series of The Prudential Series Fund,
     Inc.

72.  SP PIMCO High Yield Portfolio, a series of The Prudential Series Fund, Inc.

73.  SP PIMCO Total Return Portfolio, a series of The Prudential Series Fund,
     Inc.

74. SP Prudential U.S. Emerging Growth Portfolio, a series of The Prudential Series Fund, Inc.

75.  SP Small/Mid-Cap Value Portfolio, a series of The Prudential Series Fund,
     Inc.

76. SP Strategic Partners Focused Growth Portfolio, a series of The Prudential Series Fund, Inc.

77.  Stock Index Portfolio, a series of The Prudential Series Fund, Inc.

78. Strategic Partners Conservative Growth Fund (formerly Prudential Conservative Growth Fund), a series of Strategic Partners Asset Allocation Funds (formerly Prudential Diversified Funds)

79. Strategic Partners Focused Growth Fund, a series of Strategic Partners Opportunity Funds (formerly Strategic Partners Series)

80. Strategic Partners Focused Value Fund, a series of Strategic Partners Opportunity Funds (formerly Strategic Partners Series)

81. Strategic Partners High Growth Fund (formerly Prudential High Growth Fund), a series of Strategic Partners Asset Allocation Funds (formerly Prudential Diversified Funds)

82.  Strategic Partners International Equity Fund (formerly International Equity
     Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)

83. Strategic Partners Large Capitalization Growth Fund (formerly Large Capitalization Growth Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)

84. Strategic Partners Large Capitalization Value Fund (formerly Large Capitalization Value Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)

85. Strategic Partners Moderate Growth Fund (formerly Prudential Moderate Growth Fund), a series of Strategic Partners Asset Allocation Funds (formerly Prudential Diversified Funds)

                                                                     SCHEDULE IA

                        CITIBANK N.A. AFFECTED BORROWERS

1.   Prudential Equity Fund, Inc.

2.   Equity Portfolio, a series of The Prudential Series Fund, Inc.

3. Strategic Partners Focused Value Fund, a series of Strategic Partners Opportunity Funds (formerly Strategic Partners Series)

                                                                     SCHEDULE IB

                       DEUTSCHE BANK AG AFFECTED BORROWERS

1.   Prudential Value Fund

2. SP Deutsche International Equity Portfolio, a series of The Prudential Series Fund, Inc.

3. Value Portfolio (formerly Equity Income Portfolio), a series of The Prudential Series Fund, Inc.

                                                                     SCHEDULE IC

                     JPMORGAN CHASE BANK AFFECTED BORROWERS

1.   Large Capitalization Value Portfolio, a series of The Target Portfolio
     Trust

2.   Small Capitalization Growth Portfolio, a series of The Target Portfolio
     Trust

3. Strategic Partners Large Capitalization Value Fund (formerly Large Capitalization Value Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)

4. Strategic Partners Small Capitalization Growth Fund (formerly Small Capitalization Growth Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)

                                                                    SCHEDULE III

                                 BANK ADDRESSES

BNP Paribas                             787 Seventh Avenue, 28th Floor
                                        New York, NY 10019
                                        Telephone No. for Mr. Vanderzyppe:
                                           (212) 841-2927; and Ms. Lebon:
                                           (212) 841-2906
                                        Telecopier No. for Mr. Vanderzyppe and
                                           Ms. Lebon: (212) 841-2533
                                        Attention: Mr. Laurent Vanderzyppe and
                                           Ms. Marguerite Lebon

Citibank, N.A.                          388 Greenwich Street, 22nd Floor
                                        New York, NY 10013
                                        Telephone No.: (212) 816-3968
                                        Telecopier No.: (212) 816-4144
                                        Attention: Ms. Maria Hackley

Danske Bank A/S                         299 Park Avenue, 14th Floor
                                        New York, NY 10171
                                        Telephone No.: (212) 984-8439
                                        Telecopier No.: (212) 984-9568
                                        Attention: Mr. George Neofitidis

Deutsche Bank AG,                       31 West 52nd Street, 23rd Floor
  New York and/or                       New York, NY 10019
  Cayman Islands                        Telephone No. for Mr. Rueda:
  Branches                                 (212) 469-8307; and Ms. Bowers:
                                           (212) 469-2216
                                        Telecopier No. for Mr. Rueda and
                                           Ms. Bowers:
                                           (212) 469-8307
                                        Attention: Mr. Nicolas Rueda
                                           and Ms. Kathleen Bowers

Fleet National Bank                     Financial Services
                                        Made 10010G
                                        100 Federal Street
                                        Boston, MA 02110
                                        Telephone No. for Mr. Davis:
                                           (617) 434-8182
                                        Telecopier No. for Mr. Davis:
                                           (617) 434-1096
                                        Attention: Mr. Scott Davis

                                                                    SCHEDULE III
                                                                          Page 2

JPMorgan Chase Bank                     270 Park Avenue, 20th Floor
                                        New York, NY 10017
                                        Telephone No. for Ms. Campbell:
                                        (212) 270-6851 and Ms. Mullen:
                                        (212) 270-5049
                                        Telecopier No. for Ms. Campbell and
                                           Ms. Mullen: (212) 270-0670
                                        Attention: Ms. Marybeth Mullen and
                                                   Kelly Campbell

Mellon Bank, N.A.                       One Mellon Bank Center
                                        Pittsburgh, PA 15258
                                        Telephone No.: (412) 236-9141
                                        Telecopier No.: (412) 234-9047
                                        Attention: Ms. Marla Deyulis

State Street Bank and Trust Company     Lafayette Corporate Center
                                        2 Avenue de Lafayette, 2nd Floor
                                        Boston, MA 02111
                                        Telephone No.: (617) 662-2311
                                        Telecopier No.: (617) 662-2325
                                        Attention: Ms. Anne Marie Gualtieri

The Bank of New York                    One Wall Street
                                        New York, NY 10286
                                        Telephone No. for Ms. Kettenbeil:
                                           (212) 635-4566
                                        Telecopier No. for Ms. Kettenbeil:
                                           (212) 809-9520
                                        Attention: Ms. Cindy Kettenbeil

                                                                         ANNEX I

                                     FORM OF
                ADDITIONAL REVOLVING CREDIT COMMITMENT AGREEMENT

                [Name(s) of Additional Revolving Credit Bank(s)]

                                                                          [Date]

The Borrowers under the Credit Agreement
 referred to below
Prudential Investments LLC
100 Mulberry Street
Gateway Center 3
Newark, NJ 07102-4077
Attention: Ms. Grace Torres

Deutsche Bank AG, New York and/or
 Cayman Islands Branches as Administrative
 Agent under the Credit Agreement referred to below
31 West 52nd Street, 23rd Floor
New York, NY 10019
Attention: Mr. Nicolas Rueda and Ms. Kathleen Bowers

State Street Bank and Trust Company, as Operations
 Agent under the Credit Agreement referred to below
Lafayette Corporate Center
2 Avenue de Lafayette, 2nd Floor
Boston, MA 02111
Attention: Ms. Anne Marie Gualtieri

re: The Credit Agreement Referred to Below

Ladies and Gentlemen:

          Reference is hereby made to the Credit Agreement, dated as of March 11, 1999 (as amended, modified, or supplemented to date, the "Credit Agreement"), among the separate mutual fund portfolios party thereto (as the "Borrowers"), the lending institutions from time to time party thereto (the "Banks"), Mellon Bank N.A. and Citibank N.A., as Co-Syndication Agents, Danske Bank A/S, as Co-Agent, State Street Bank and Trust Company, as Operations Agent, and Deutsche Bank AG, New York Branch, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

                                                                         ANNEX I
                                                                          Page 2

          Each financial institution (each, an "Additional Revolving Credit Bank") party to this letter agreement (this "Agreement") hereby severally agrees to provide under the Credit Agreement the additional revolving credit commitment (each, an "Additional Revolving Credit Commitment" and collectively the "Additional Revolving Credit Commitments") set forth opposite its name on Schedule A attached hereto. Each Additional Revolving Credit Commitment provided pursuant to this Agreement shall be subject to the terms and conditions set forth in the Credit Agreement.

          Each Additional Revolving Credit Bank and each of the Borrowers acknowledge and agree that the Additional Revolving Credit Commitments provided pursuant to this Agreement shall constitute Commitments in the amounts specified in Schedule A attached hereto under, and as defined in, the Credit Agreement.

          Each Additional Revolving Credit Bank party to this Agreement, to the extent that it is not already a Bank under the Credit Agreement, (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Bank under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Operations Agent, or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent and the Operations Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Operations Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will be a "Bank" for all purposes of the Credit Agreement and the other Credit Documents and perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank, and (v) in the case of each such Additional Revolving Credit Bank which is organized under the laws of a jurisdiction outside the United States and is not already a Bank, attaches the forms prescribed by the Internal Revenue Service of the United States, as described in Section 3.04 of the Credit Agreement, certifying as to such Additional Revolving Credit Bank's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Additional Revolving Credit Bank under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

          This Agreement shall become effective as of the date (the "Agreement Effective Date") when each of the Borrowers, each Additional Revolving Credit Bank, the Administrative Agent and the Operations Agent shall have signed a counterpart hereof (whether the same or different counterparts) and the Borrowers shall have delivered (including by way of facsimile transmission) same to the Operations Agent at its Notice Office. If you do not so accept this Agreement prior to 5:00 p.m. (New York time) on ____________ ____, _______, then our offer to make Additional Revolving Credit Commitments as set forth in this Agreement shall be deemed withdrawn.

                                                                         ANNEX I
                                                                          Page 3

          After the Agreement Effective Date, this Agreement may only be changed, modified or varied in accordance with Section 12.12 of the Credit Agreement.

                                      * * *

                                                                         ANNEX I
                                                                          Page 4

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

                                        Very truly yours,

                                        [NAME OF BANK(S)]

                                        By:
                                            ---------------------------
                                            Name:
                                            Title:

Agreed to and Accepted
this ____ day of _______, _____


AUTHORIZED OFFICER, on behalf
 of each Borrower

By:
   ---------------------------
   Name:
   Title:

DEUTSCHE BANK AG,
 NEW YORK BRANCH,
 as Administrative Agent

By:
   ---------------------------
   Name:
   Title:

By:
   ---------------------------
   Name:
   Title:

STATE STREET BANK & TRUST COMPANY,
 as Operations Agent

By:
   ---------------------------
   Name:
   Title:

                                                                      SCHEDULE A

                     ADDITIONAL REVOLVING CREDIT COMMITMENTS

          1.   Agreement Effective Date: __________________ ______, ____

          2.   Additional Revolving Credit Commitment:

                                                    Additional Revolving Credit
               Additional Revolving Credit Bank             Commitment
               --------------------------------     ----------------------------
               _________________________              $_____________________

               _________________________              $_____________________

               _________________________              $_____________________

               _________________________              $_____________________

               _________________________              $_____________________

                           Total:                     $_____________________